Letter of Transmittal

To Tender Shares of Common Stock
of
SUPERVALU INC.
at
$4.00 Net Per Share in Cash
Pursuant to the Offer to Purchase Dated January 25, 2013
by
SYMPHONY INVESTORS LLC

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON FEBRUARY 25, 2013, UNLESS THE OFFER IS EXTENDED (SUCH DATE AND TIME, THE "EXPIRATION TIME")

The Depositary for the Offer is:

Wells Fargo Bank, N.A.

By Mail:	By Hand or Overnight Courier:
Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions P.O. Box 64854 St. Paul, Minnesota 55164-0854	Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions 1110 Centre Pointe Curve, Suite 101 Mendota Heights, Minnesota 55120

        Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to Wells Fargo Bank, N.A. (the "Depositary"). You must sign this Letter of Transmittal in the appropriate space provided therefor below, with signature guarantee if required, and complete the Substitute Form W-9 set forth below, or an applicable IRS Form W-8, if required. The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed and signed.

DESCRIPTION OF SHARES TENDERED

Shares Tendered (Attach additional signed list, if necessary)

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s))	Certificate Number(s) and/or indicate Book-Entry or DRP Shares	Total Number of Shares Evidenced by Certificate(s)	Number of Shares Tendered(1)(2)

Total Shares

(1)	If Shares are held in book-entry form or in a reinvestment plan, you must indicate the number of Shares you are tendering.
(2)	Unless otherwise indicated, all Shares evidenced by Share Certificates delivered to the Depositary Agent will be deemed to have been tendered. See Instruction 4.

        The Offer (as defined below) is not being made to (nor will any tender of shares of common stock of SUPERVALU INC., a Delaware corporation (the "Company"), par value $0.01 per share (the "Shares"), be accepted from or on behalf of) stockholders in any jurisdiction where it would be illegal to do so.

        This Letter of Transmittal is to be used by stockholders of the Company if Share Certificates (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in Section 2 of the Offer to Purchase) pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

        Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

ADDITIONAL INFORMATION IF SHARE CERTIFICATES HAVE BEEN LOST OR ARE BEING
DELIVERED BY BOOK-ENTRY TRANSFER

        If any Share Certificate you are tendering with this Letter of Transmittal has been lost, stolen, destroyed or mutilated, you should contact Wells Fargo Bank, N.A., as transfer agent (the "Transfer Agent"), at 1-877-536-3555, regarding the requirements for replacement. You may be required to post a bond to secure against the risk that the Share Certificates may be subsequently recirculated. You are urged to contact the Transfer Agent immediately in order to receive further instructions, for a determination of whether you will need to post a bond and to permit timely processing of this documentation. See Instruction 11.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

        The undersigned hereby tenders to Symphony Investors LLC ("Purchaser"), a newly-formed Delaware limited liability company whose managing member is Cerberus Capital Management, L.P., the above described Shares of the Company, pursuant to Purchaser's offer to purchase up to 30% of the outstanding Shares as of the date and time of the expiration of the Offer (as defined below), at a purchase price of $4.00 per Share, net to the seller in cash, without interest and less any required withholding taxes (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated January 25, 2013 (as it may be amended or supplemented from time to time, the "Offer to Purchase"), and in this Letter of Transmittal (as it may be amended or supplemented from time to time, and, together with the Offer to Purchase, the "Offer"), receipt of which is hereby acknowledged.

        The undersigned acknowledges that: if stockholders validly tender and do not validly withdraw Shares in excess of 30% of the Shares outstanding as of the date and time of the expiration of the Offer (the "Maximum Aggregate Amount"), Purchaser will purchase all such Shares on a pro rata basis. In such an event, this means that Purchaser will purchase from the undersigned a number of Shares calculated by multiplying (i) the quotient of (x) the number of Shares the undersigned validly tendered and did not withdraw and (y) the total number of Shares validly tendered and not withdrawn by all of the Company's stockholders by (ii) the number of Shares representing the Maximum Aggregate Amount. If proration of Shares is required, Purchaser will announce the final results of proration promptly after the Expiration Time. Purchaser will make adjustments to avoid purchases of fractional shares.

        Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued, paid or distributed or issuable, payable or distributable in respect thereof on or after the date hereof (collectively, "Distributions") and irrevocably constitutes and appoints Wells Fargo Bank, N.A. (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates evidencing such Shares ("Share Certificates") (and any and all Distributions) or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility (as defined in Section 2 of the Offer to Purchase), together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms and subject to the conditions of the Offer.

        By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints each of the designees of Purchaser the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, (i) to vote at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to; (ii) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to; and (iii) to otherwise act as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and coupled with an interest, and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of the Company's stockholders.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all Distributions) and that, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title to such Shares (and any and all Distributions), free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim and will not have been transferred to Purchaser in violation of any contractual or other restriction on the transfer thereof. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any and all Distributions). In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and, unless such Distribution is transferred to Purchaser, may deduct from the purchase price of the Shares tendered hereby the amount or value of such Distribution as determined by Purchaser in its sole discretion.

        All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned.

        The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, upon the terms and subject to the conditions of any such extension or amendment).

        The undersigned hereby acknowledges that delivery of any Share Certificate shall be effected, and risk of loss and title to such Share Certificate shall pass, only upon the proper delivery of such Share Certificate to the Depositary.

        Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all of the Shares purchased in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all of the Shares purchased to the address of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased in the name(s) of, and deliver such check the person(s) so indicated. The undersigned recognizes that Purchaser no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

  SPECIAL PAYMENT INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)

  To be completed ONLY if the check is to be issued in the name of someone other than the undersigned.

  Issue To:

Name	(Please Print)
Address

(Include Zip Code)
(Recipient must complete Substitute Form W-9 below)

  SPECIAL DELIVERY INSTRUCTIONS

  To be completed ONLY if the check is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered."

  Mail To:

Name	(Please Print)
Address

(Include Zip Code)

IMPORTANT

STOCKHOLDER: SIGN HERE
(Please also complete and return the attached Substitute Form W-9 below)

Signature(s) of Holder(s) of Shares
Dated:
Name(s):	(Please Print)

Capacity (full title) (See Instruction 5):

Address:
(Include Zip Code)

Area Code and Telephone No.:

(Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

GUARANTEE OF SIGNATURE(S)
(If required—See Instructions 1 and 5)

APPLY MEDALLION GUARANTEE STAMP BELOW

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

        1.    Guarantee of Signatures.    No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Letter of Transmittal, includes any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such registered holder has completed the box entitled "Special Payment Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or by any other "eligible guarantor institution" (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

        2.    Requirements of Tender.    This Letter of Transmittal is to be completed if Share Certificates are to be forwarded herewith or, shares are held in book-entry form on the records of the Depositary or unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing tendered Shares, or timely confirmation of a book-entry transfer of Shares (a "Book-Entry Confirmation") into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Time. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile hereof) must accompany each such delivery.

        The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and the risk of the tendering stockholder and the delivery will be deemed made only when actually received by the Depositary (including, in the case of book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

        Purchaser will not accept any alternative, conditional or contingent tenders, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

        3.    Inadequate Space.    If the space provided herein is inadequate, the Share Certificate numbers and/or the number of Shares should be listed on a signed separate schedule attached hereto and separately signed on each page in the same manner as this Letter of Transmittal.

        4.    Partial Tenders.    If fewer than all of the Shares evidenced by any Share Certificate or fewer than all Direct Registration book entry shares are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In this case, a Direct Registration (book entry) share statement for the Shares that were evidenced by your old Share Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Time. All Shares represented by Share Certificates delivered to the Depositary Agent will be deemed to have been tendered unless otherwise indicated.

        5.    Signatures on Letter of Transmittal; Stock Powers and Endorsements.

        (a)    Exact Signatures.    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates without alteration, enlargement or any change whatsoever.

        (b)    Joint Holders.    If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

        (c)    Different Names on Share Certificates.    If any of the Shares tendered hereby are registered in different names on different Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates.

        (d)    Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

        (e)    Stock Powers.    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, Share Certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificates for such Shares. Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

        (f)    Evidence of Fiduciary or Representative Capacity.    If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Depositary of the authority of such person so to act must be submitted.

        6.    Stock Transfer Taxes.    Except as otherwise provided in this Instruction 6, Purchaser or any successor entity thereto will pay or cause to be paid all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, a transfer tax is imposed based on income or for any reason other than the tender of Shares in the Offer, then those transfer taxes, whether imposed on the registered holder(s) or any other person(s), will not be payable by Purchaser or any successor entity thereto. If payment of the purchase price is to be made to, or (in circumstances permitted hereby) if Share Certificate(s) for Shares not tendered or not accepted for payment are to be issued in the name of, any person(s) other than the registered holder(s), or if tendered Share Certificate(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such other person(s) will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificate(s) evidencing the Shares tendered hereby.

        7.    Special Payment and Delivery Instructions.    If a check is to be issued in the name of any person(s) other than the signer of this Letter of Transmittal or if a check is to be returned to any person(s) other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

        8.    IMPORTANT TAX INFORMATION—Substitute Form W-9; Backup Withholding; Taxpayer Identification Number.    Under U.S. Federal income tax law, if you tender your Shares pursuant to the

Offer, you generally are required to furnish the Depositary either (i) a properly completed Internal Revenue Service ("IRS") Form W-9 or Substitute Form W-9 (which is included below) with your correct Taxpayer Identification Number ("TIN"), if you are a "U.S. Holder" (as defined in Section 5 of the Offer to Purchase), or (ii) a properly completed appropriate IRS Form W-8, if you are not a U.S. Holder.

        Use Substitute Form W-9 only if you are a U.S. person, including a resident alien individual. If you have been notified by the IRS that you are subject to backup withholding, you must cross out item (2) of the Certification box in Part 3 of the Substitute Form W-9, unless you have since been notified by the IRS that you are no longer subject to backup withholding. You will be subject to backup withholding at a rate of 28% on all reportable payments made to you pursuant to the Offer if (i) you do not furnish your TIN to the requester, (ii) you do not certify your TIN, (iii) the IRS tells the requester that you furnished an incorrect TIN, (iv) the IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return or (v) you do not certify to the requester that you are not subject to backup withholding. Certain payees are exempt from backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for further guidance on whether you are an exempt payee.

        Failure to complete the Substitute Form W-9 will not, by itself, cause the Share Certificates to be deemed invalidly tendered, but it may require the Depositary to withhold a portion of the amount of any payments made pursuant to the Offer.

        Backup withholding is not an additional tax. You may credit any amounts withheld against your regular U.S. Federal income tax liability or, if backup withholding results in an overpayment of taxes, claim a refund from the IRS.

        If you have not been issued a TIN and have applied for one or intend to apply for one in the near future, you should write "Applied For" in Part I and sign and date the applicable certification in the Substitute Form W-9. If you have indicated on the Substitute Form W-9 that you have applied for or intend to apply for a TIN in the near future in the manner described in the immediately preceding sentence and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 28% of all reportable payments. You are generally exempt from backup withholding if you are a nonresident alien or a foreign entity (including a disregarded domestic entity with a foreign owner) and submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the Depositary or from the IRS at its website (www.irs.gov). You should consult a tax advisor to determine which IRS Form W-8 is appropriate for you. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for further instructions.

        If you fail to furnish your correct TIN to the Depositary, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty. Willfully falsifying certifications or affirmations may subject you to criminal penalties, including fines and/or imprisonment.

        9.    Irregularities.    All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by Purchaser in its sole discretion, which determinations shall be final and binding on you, subject to the right of any party to seek judicial review in accordance with applicable law. Purchaser reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of Purchaser, be unlawful. Purchaser also reserves the absolute right to waive any defect or irregularity in the tender of any particular Shares. Purchaser's interpretation of the terms of the Offer (including these instructions) will be final and binding on you, subject to the right of any party to seek judicial review in accordance with applicable law. No tender of Shares will be deemed to be validly made until all defects and irregularities have been cured or waived.

Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Purchaser shall determine. None of Purchaser, the Depositary or Georgeson Inc., as the information agent (the "Information Agent"); Barclays Capital Inc., as the dealer manager or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

        10.    Requests for Assistance or Additional Copies.    Questions and requests for assistance should be directed to the Information Agent at its address and telephone number set forth on the back cover of this Letter of Transmittal. Requests for additional copies of the Offer to Purchase and this Letter of Transmittal should be directed to the Information Agent.

        11.    Lost, Destroyed or Stolen Certificates.    If any Share Certificate has been lost, destroyed or stolen, the stockholder should promptly notify the Transfer Agent at 1-877-536-3555. The stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing the lost, destroyed or stolen Share Certificate(s) have been followed.

        This Letter of Transmittal, properly completed and duly executed, together with Share Certificates evidencing Shares being tendered (or confirmation of book-entry transfer) and all other required documents, must be received before 5:00 p.m., New York City time, on February 25, 2013, unless the Offer is extended.

PAYER'S NAME: WELLS FARGO BANK, N.A.

Name (as shown on your income tax return):

Business Name, if different from above:

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service
Check appropriate box:
☐ Individual/Sole proprietor ☐ C Corporation ☐ Partnership ☐ S Corporation ☐ Trust/Estate ☐ Limited liability company. Enter the tax classification
      (C=corporation, P=partnership, S= S Corporation) $
☐ Other

 Address

City, state and ZIP code:

Payer's Request for Taxpayer Identification Number ("TIN") and Certification

	PART 1—Taxpayer Identification Number—Please provide your TIN in the box at right and certify by signing and dating below. If awaiting TIN, write "Applied For" in the box at right, certify by signing and dating below, and complete the following "Certificate of Awaiting Taxpayer Identification Number" box.	Social Security Number OR Employer Identification Number

PART 2—For Payees Exempt from Backup Withholding—Check the box if you are NOT subject to backup withholding. ☐

PART 3—Certification—Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

(2)   I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions.—You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE	DATE

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
(must be completed only if you completed Part 1 by writing "Applied For")

            I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, all reportable payments made to me will be subject to backup withholding (currently at the rate of 28%), until I provide a Taxpayer Identification Number.

Signature	Date	, 20

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines For Determining the Proper Identification Number to Give the Payer—Social Security Numbers ("SSNs") have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers ("EINs") have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

For this type of account:		Give the NAME and SOCIAL SECURITY NUMBER or EMPLOYER IDENTIFICATION NUMBER of:	For this type of account:		Give the NAME and EMPLOYER IDENTIFICATION NUMBER of
1.	Individual	The individual	7.	Disregarded entity not owned by an individual	The owner
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	8.	A valid trust, estate, or pension trust	Legal entity(5)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	9.	Corporation or LLC electing corporate status on Form 8832 or S Corporate Status under Form 2553	The corporation
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)	10.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
	b. The so-called trust account that is not a legal or valid trust under State law	The actual owner(1)	11.	Partnership or multi-member LLC	The partnership or LLC
5.	Sole proprietorship or single-owner disregarded LLC	The owner(3)	12.	A broker or registered nominee	The broker or nominee
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor(4)	13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
			14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

(1)
List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's SSN.

(3)
You must show your individual name and you may also enter your business or "doing business as" name. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the Internal Revenue Service encourages you to use your SSN.

(4)
Grantor also must provide a W-9 to trustee of trust.

(5)
List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the Taxpayer Identification Number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE:    If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Purpose of Form

        A person who is required to file an information return with the IRS must get your correct Taxpayer Identification Number ("TIN") to report, for example, income paid to you. Use Substitute Form W-9 to give your correct TIN to the Exchange Agent and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. The TIN provided must match the name given on the Substitute Form W-9.

How to Get a TIN

        If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov/online/ss-5.pdf. You may also obtain this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Businesses Topics. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an individual TIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAXFORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

        If you do not have a TIN, write "Applied For" in Part 1, complete the "Certificate of Awaiting Taxpayer Identification Number," and sign and date this Form W-9 and give it to the Exchange Agent.

        Note: Writing "Applied For" on the form means that you have already applied for a TIN OR that you intend to apply for one soon. As soon as you receive your TIN, complete another substitute Form W-9, include your TIN, sign and date the form and give it to the Depositary.

        CAUTION: A domestic entity that is disregarded for U.S. Federal income tax purposes that has a foreign owner must use the appropriate Form W-8.

Payees Exempt from Backup Withholding

        Generally, individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are currently exempt from backup withholding for certain payments, such as interest and dividends.

        Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the "Exempt" box in Part 2, and sign and date the form, and give it to the Depositary.

        The following is a list of payees that may currently be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (5) and (7) through (13) (and also C Corporations) and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys' fees, and (iii) payments for services paid by a Federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)
An organization exempt from tax under section 501(a), or an individual retirement plan ("IRA"), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)
The United States or any of its agencies or instrumentalities.

(3)
A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4)
A foreign government or any of its political subdivisions, agencies or instrumentalities.

(5)
An international organization or any of its agencies or instrumentalities.

(6)
A corporation.

(7)
A foreign central bank of issue.

(8)
A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)
A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)
A real estate investment trust.

(11)
An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)
A common trust fund operated by a bank under section 584(a).

(13)
A financial institution.

(14)
A middleman known in the investment community as a nominee or custodian.

(15)
An exempt charitable remainder trust under section 664, or a non-exempt trust described in section 4947.

        Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations promulgated thereunder.

Privacy Act Notice.

        Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal non-tax criminal laws, or to Federal law enforcement and intelligence agencies to combat terrorism.

        You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold (currently at the rate of 28%) from taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply including those listed below.

Penalties

        Failure to Furnish TIN.    If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

        Civil Penalty for False Information With Respect to Withholding.    If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

        Criminal Penalty for Falsifying Information.    Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

        Misuse of TINs.    If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX
ADVISOR OR THE INTERNAL REVENUE SERVICE.

The Depositary for the Offer is:

Wells Fargo Bank, N.A.

By Mail:	By Hand or Overnight Courier:
Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions P.O. Box 64854 St. Paul, Minnesota 55164-0854	Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions 1110 Centre Pointe Curve, Suite 101 Mendota Heights, Minnesota 55120

        Questions or requests for assistance may be directed to the Information Agent at its telephone number and address set forth below.

The Information Agent for the Offer is:

Georgeson Inc.
199 Water Street
New York, New York 10038
Stockholders Call Toll-Free: (866) 729-6818
Banks and Brokers Call Collect: (212) 440-9800